SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K
(Rule 12g-3(a))

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

CRESCENT FINANCIAL BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1005 HIGH HOUSE ROAD, CARY, NC  27513
(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Crescent Financial Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.

As previously disclosed, Crescent Financial Corporation (“Crescent”) entered into an investment agreement with Piedmont Community Bank Holdings, Inc. (“Piedmont”), on February 23, 2011. In connection with the investment agreement, effective November 15, 2011, Crescent merged with and into its wholly owned subsidiary, Crescent Financial Bancshares, Inc. (“Bancshares”), a Delaware corporation, in order to reincorporate from North Carolina to the state of Delaware (the “Reincorporation Merger”). The Reincorporation Merger was effected pursuant to an agreement and plan of merger entered into between Crescent and Bancshares on May 2, 2011. The Reincorporation Merger was approved by Crescent’s board of directors and submitted to a vote of, and approved by, Crescent’s shareholders. As used herein, the terms “Company” and the “surviving corporation” refer to Bancshares, as the surviving entity after the Reincorporation Merger and as successor to Crescent.

As provided by the agreement and plan of merger, at the time the Reincorporation Merger became effective (the “Effective Time”), each share of Crescent’s issued and outstanding common stock, $1.00 par value per share, was automatically converted into one fully paid and nonassessable share of common stock, $0.001 par value per share, of Bancshares. Furthermore, each share of Crescent’s issued and outstanding fixed rate cumulative perpetual preferred stock, series A, no par value per share, was converted into one fully paid and nonassessable share of fixed rate cumulative perpetual preferred stock, series A, no par value per share, of Bancshares, with the same terms and preferences as Crescent’s series A preferred stock.

A copy of the agreement and plan of merger is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. All statements herein regarding the agreement and plan of merger are qualified by reference to the complete agreement and plan of merger.

Prior to the Reincorporation Merger, Crescent’s corporate affairs were governed by North Carolina corporate law and its articles of incorporation and bylaws (each as amended, the “North Carolina Charter and Bylaws”), each of which were adopted under North Carolina law. Pursuant to the agreement and plan of merger described above and in connection with the Reincorporation Merger, the certificate of incorporation and bylaws of Bancshares in effect immediately prior to the Effective Time were amended and restated, and this amended and restated certificate of incorporation and amended and restated bylaws (the “Delaware Charter and Bylaws”) became the certificate of incorporation and bylaws of the surviving corporation. Accordingly, the constituent instruments defining the rights of holders of the Company’s common stock will now be the Delaware Charter and Bylaws, rather than the North Carolina Charter and Bylaws. The Delaware Charter and Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K. As a result of the Reincorporation Merger, Delaware corporate law will generally be applicable in the determination of the rights of the Company’s stockholders.

In addition and as discussed under Item 8.01 below, as a result of the Reincorporation Merger and by operation of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Bancshares is the successor issuer to Crescent, and Bancshares’ common stock is deemed to be registered under section 12(g) of the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Reincorporation Merger, Crescent, as the sole stockholder of Bancshares, adopted and approved the amended and restated Delaware certificate of incorporation and the board of directors of Bancshares adopted and approved the amended and restated Delaware bylaws. A copy of the amended and restated Delaware certificate of incorporation is included as Exhibit 3.1 and incorporated herein by reference and a copy of the amended and restated Delaware bylaws is included as Exhibit 3.2 and incorporated herein by reference.

Additional information about the Reincorporation Merger, a comparison of the Delaware Charter and Bylaws with the North Carolina Charter and Bylaws, and a comparison of the corporation laws of North Carolina and Delaware can be found in Crescent’s definitive proxy statement, filed with the Securities and Exchange Commission on May 4, 2011.

Item 8.01 Other Events.

On November 15, 2011, pursuant to an agreement and plan of merger dated May 2, 2011, and approved by shareholders at a special meeting on June 7, 2011, Crescent was merged with and into Bancshares. The agreement was entered into in order to provide for the reincorporation of Crescent from a North Carolina-chartered corporation to a Delaware-chartered corporation (the “Reincorporation”). Bancshares is a Delaware-chartered corporation and is the surviving corporation pursuant to the agreement. As a result of the Reincorporation, each share of common stock and preferred stock of Crescent issued and outstanding at the effective time of the merger has been automatically converted into a share of common and preferred stock, respectively, of Bancshares.

As a result of the transaction described above, Bancshares is the successor issuer to Crescent, pursuant to Rule 12g-3(a) promulgated under the Exchange Act. Crescent has been subject to the information requirements of the Exchange Act and in accordance with section 12(i) thereof has timely filed reports and other financial information with the Securities and Exchange Commission, which documents are available free of charge on the SEC’s website at http://www.sec.gov.

The last financial report filed by Crescent with the SEC was the Form 10-Q for the quarter ended September 30, 2011 and the last report was the Current Report on Form 8-K filed November 7, 2011.

This Form 8-K is being filed by Bancshares as the initial report of Bancshares to the SEC and as notice that it is the successor issuer to Crescent and is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder and in accordance therewith will file reports and other information with the SEC.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger dated May 2, 2011, by and between Crescent Financial Corporation and Crescent Financial Bancshares, Inc.

3.1	Amended and Restated Certificate of Incorporation of Crescent Financial Bancshares, Inc.

3.2	Amended and Restated Bylaws of Crescent Financial Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL BANCSHARES, INC., successor by merger to CRESCENT FINANCIAL CORPORATION
(Registrant)

Dated: November 16, 2011	By:	/s/ Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger dated May 2, 2011, by and between Crescent Financial Corporation and Crescent Financial Bancshares, Inc.

3.1	Amended and Restated Certificate of Incorporation of Crescent Financial Bancshares, Inc.

3.2	Amended and Restated Bylaws of Crescent Financial Bancshares, Inc.